JOHN HANCOCK
--------------------------------------------------------------------------------
                                                                 Patriot Premium
                                                                 DIVIDEND FUND I

                                                                     SEMI ANNUAL
                                                                     REPORT

                                                                       3. 31. 03

                                                                   [LOGO](R)
                                                              ------------------
                                                              JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
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Table of contents
----------------------
Your fund at a glance
page 1
----------------------
Managers' report
page 2
----------------------
Fund's investments
page 6
----------------------
Financial statements
page 9
----------------------
For your information
page 21
----------------------


Dear Fellow Shareholders,

After a robust start to 2003, the stock market quickly gave in to the continuing pressures that plagued it throughout 2002. A weak economy, rising oil prices and concerns about corporate earnings combined with uncertainties about the war in Iraq to produce volatility. Once the war began in mid-March, it dominated investors' thinking, and the financial markets moved largely based on war-related emotions. The result was a sideways market that produced slight losses for two of the major indexes in the first three months of 2003. The Dow Jones Industrial Average returned -3.57%, the Standard & Poor's 500 Index returned -3.15% and the Nasdaq Composite Index was relatively flat, at 0.42%. Bonds advanced in the same period as investors sought safety.

The market's results in the first quarter of 2003 seem fairly tame after the jarring losses of the last three years, in which stock mutual funds lost ground every year as the economy stalled, corporate spending and profits were lackluster and investor confidence plunged amid corporate scandals. Bonds, on the other hand, have continued to outperform stocks and produced positive results in 2002, while 96% of U.S. diversified stock mutual funds lost money. These results only confirm the importance of having a portfolio well diversified among stocks, bonds and cash.

In fact, the disparity between stock and bond results over the last three years means that many investors' portfolios may have shifted substantially in their mix between stocks and bonds. We recommend working with your investment professional to rebalance your assets according to your long-term goals.

After three down years, no one can predict when the bear market cycle will turn. Currently, uncertainties abound, with ongoing concerns about the economy, corporate profits and geopolitical issues.

While all these factors are beyond our control, investors can take charge of how they maneuver through the inevitable bull and bear market cycles. We've said it before, but it bears repeating: the key is to keep a long-term perspective and work with your investment professional to develop and maintain a properly diversified portfolio. We believe this offers the best protection in the tough times and the best means to reach your long-term goals.


                                        Sincerely,

                                        /s/Maureen R. Ford
                                        ------------------------------------
                                        Maureen R. Ford,
                                        Chairman and Chief Executive Officer

Over the last six months

o     Preferred stocks performed relatively well as interest rates fell.

o     The Fund benefited from its oil- and natural gas-related holdings.

o     Utility common stocks stumbled early, but showed strength in spring 2003.

John Hancock Patriot Premium Dividend Fund I

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Patriot Premium Dividend Fund I". Under the heading is a note that reads "Fund performance for the six months ended March 31, 2003." The chart is scaled in increments of .5% with -1.0% at the bottom and 0.0% at the top. The first bar represents the -0.07% total return for John Hancock Patriot Premium Dividend Fund I. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]
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Top 10 issuers
5.9%   Puget Energy, Inc.
5.5%   NSTAR
5.1%   Energy East Corp.
5.1%   Lehman Brothers Holdings, Inc.
4.5%   TDS Capital Trust
4.3%   Shaw Communications, Inc.
3.9%   TXU US Holdings Co.
3.1%   CH Energy Group, Inc.
2.9%   South Carolina Electric & Gas Co.
2.9%   Alabama Power Co.

As a percentage of net assets plus value of preferred shares on March 31, 2003.

YOUR FUND AT A GLANCE

The Fund seeks to provide high current income, consistent with modest growth of capital, for holders of its common shares by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Premium
Dividend Fund I

MANAGERS' REPORT

Preferred stocks -- which make up the bulk of John Hancock Patriot Premium Dividend Fund I -- performed reasonably well during the six months ended March 31, 2003. Falling interest rates, punctuated by a surprise half-percentage-point rate cut by the Federal Reserve Board in November 2002, provided some of the fuel powering preferred stocks' gains. Because preferreds pay dividends at a fixed rate, like the interest on a bond, preferred stocks tend to rally when interest rates drop, just as bonds do. Another factor that helped was stronger demand from income-seeking investors looking for significantly higher yields than what companies paid on their bonds and common stocks. Many preferred stocks continued to yield between 7% and 9%, outstripping by a fairly wide margin the yields available on Treasury and corporate bonds, as well as the dividends paid on common stocks. Demand also strengthened in response to President Bush's proposed dividend tax-cut package, which is designed to eliminate taxes that individuals pay on most stock dividends. Even though the proposal had not been approved by Congress by the end of March 2003, the anticipation that at least some form of dividend tax relief ultimately would be adopted was enough for investors to bid preferred stock prices higher. And even though the types of preferred stocks that are the Fund's focus -- those that pay dividends in pretax dollars -- won't benefit from tax relief, their prices tended to be lifted by the development as well.

 "Preferred stocks...performed reasonably well during the six months ended
  March 31, 2003."

Utility common stocks -- the Fund's other primary area of emphasis -- were still mired in the remnants of the Enron debacle when the period began and their performance was quite disappointing. But conditions began to improve in early 2003, and by mid-February, utility stocks staged a heartening rally

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[Photo of Greg Phelps]
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through the end of the period. Some of the improvement was due to investors'
recognition that the sector had become undervalued relative to the market as a whole and relative to its historic value. Also aiding the group was the dividend tax-relief proposal. Through the years, utilities have offered consistently high dividends and are poised to benefit if tax relief is enacted. Finally, the utility companies did their part to boost confidence. They began to face reality, cleaning up their balance sheets and ridding themselves of the types of unregulated subsidiaries --such as energy trading -- that caused them the most pain in the post-Enron environment.

FUND PERFORMANCE

For the six months ended March 31, 2003, John Hancock Patriot Premium Dividend Fund I returned -0.07% at net asset value. By comparison, the average income and preferred stock closed end fund returned 4.70%, according to Lipper, Inc. The Fund's relative underperformance stemmed from its relatively large weighting in utility common stocks. The Dow Jones Utility Average, which tracks the performance of 15 electric and natural gas utilities, returned -0.81%. Even though our stake in utility common stocks didn't reward us as we had hoped during the period, we continued to maintain it based on our view that the sector is undervalued and that over the longer term the group is poised to outperform once more investors recognize its value.

"...the run-up in oil prices... helped boost our preferred-stock holdings whose issuers are involved in the production and distribution of oil and natural gas."

LEADERS AND LAGGARDS

The run-up in oil prices -- which also helped pump up natural gas prices -- helped boost our preferred-stock holdings whose

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[Table at top left-hand side of page entitled "Top five industry groups1." The first listing is Utilities 72%, the second is Broker services 8%, the third Oil & gas 5%, the fourth Media 4%, and the fifth Finance 2%.]
--------------------------------------------------------------------------------

issuers are involved in the production and distribution of oil and natural gas. Energy prices climbed steadily in response to concerns about disrupted oil supplies stemming from the oil strike in Venezuela, the escalation of tensions in the Middle East and, ultimately, the U.S. war on Iraq. Some standout holdings included Anadarko Petroleum and Devon Energy.

Despite the utility common stock sector's overall disappointing returns for the period, we did benefit from our continued emphasis on companies that transmit and distribute electricity located in states with favorable regulatory environments, and from our avoidance of companies with large energy trading operations. Two good examples were NSTAR and CH Energy, both of which outperformed the overall utility group during the period.

--------------------------------------------------------------------------------
[Pie chart in middle of page with heading "Portfolio diversification1" The chart is divided into three sections (from top to left): Preferred stocks 69%, Common stocks 27% and Short-term investments & other 4%.]
--------------------------------------------------------------------------------

Our single biggest disappointment during the period was El Paso Tennessee Pipeline. That stock came under pressure when a judge ruled that the company had manipulated pipeline capacity during the 2001 California power crisis. In late March, the company settled those allegations out of court. In our view, this was a positive, albeit costly, development because it allows the company to put some lingering problems behind it and move ahead with its business plan. We also like the fact that the

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Anadarko Petroleum followed by an up arrow with the phrase "Oil prices spike amid fears of war with Iraq." The second listing is Energy East followed by an up arrow with the phrase "Demand for high-yielding stocks boosts price." The third listing is El Paso Tennessee Pipeline followed by a down arrow with the phrase "Uncertainty dogs company."]
--------------------------------------------------------------------------------

company has made a series of other positive moves, including sales of assets and securing bank financings.

OUTLOOK

Our outlook calls for continued lackluster economic growth, which we believe will preclude the need for interest-rate hikes for the foreseeable future. Low interest rates should continue to prompt strong demand for preferred stocks. If some form of dividend tax relief is enacted by Congress, that, too, could help preferreds. As for utility common stocks, we're encouraged that many companies spent the last year reducing debt, which could foster more stable rating-agency outlooks and, potentially, a continued rebound in their stock prices. Furthermore, utility common stocks remain attractively valued relative to the stock market overall. And given the colder-than-normal winter, we would expect utilities' year-over-year earnings comparisons to improve. Further positives for the group include the potential enactment of dividend tax relief and the possible elimination of an anachronistic law limiting utility mergers.

"Low interest rates should continue to prompt strong demand for preferred stocks."

 This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

(1)   As a percentage of the Fund's portfolio on March 31, 2003.

FINANCIAL STATEMENTS

FUND'S INVESTMENTS

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Securities owned by
the Fund on March 31,
2003 (unaudited)

SHARES                           ISSUER, DESCRIPTION                                         VALUE
--------------------------------------------------------------------------------------------------
PREFERRED STOCKS 108.70%                                                              $130,795,187
--------------------------------------------------------------------------------------------------
(Cost $139,492,413)
Agricultural Operations 2.41%                                                            2,905,000
35,000                           Ocean Spray Cranberries, Inc.,
                                 6.25%, Ser A (R)                                        2,905,000
Broker Services 12.63%                                                                  15,194,441
62,460                           Bear Stearns Cos., Inc. (The), 5.72%, Ser F             3,129,246
102,700                          Lehman Brothers Holdings, Inc., 5.67%,
                                   Depositary Shares, Ser D                              5,160,675
90,400                           Lehman Brothers Holdings, Inc., 5.94%,
                                   Depositary Shares, Ser C                              4,411,520
90,000                           Merrill Lynch & Co., Inc., 9.00%, Depositary
                                   Shares, Ser A                                         2,493,000
Diversified Operations 1.11%                                                             1,332,034
48,420                           Grand Metropolitan Delaware, L.P., 9.42%,
                                   Gtd Ser A                                             1,332,034
Finance 3.77%                                                                            4,532,400
72,000                           J.P. Morgan Chase & Co., 6.625%, Depositary
                                   Shares, Ser H                                         3,888,000
12,000                           SLM Corp., 6.97%, Ser A                                   644,400
Leasing Companies 0.97%                                                                  1,166,400
96,000                           AMERCO, 8.50%, Ser A                                    1,166,400
Media 6.82%                                                                              8,202,255
200,453                          Shaw Communications, Inc., 8.45%, Ser A (Canada)        4,125,323
199,361                          Shaw Communications, Inc., 8.50% (Canada)               4,076,932
Oil & Gas 7.76%                                                                          9,344,327
45,278                           Anadarko Petroleum Corp., 5.46%, Depositary
                                   Shares, Ser B                                         4,369,327
50,000                           Devon Energy Corp., 6.49%, Ser A                        4,975,000

See notes to
financial statements.


SHARES                      ISSUER, DESCRIPTION                                   VALUE
Telecommunications 2.11%                                                     $2,542,500
50,850                      Touch America Holdings, Inc., $6.875              2,542,500
Utilities 71.12%                                                             85,575,830
225,000                     Alabama Power Co., 5.20%                          5,411,250
34,000                      Baltimore Gas & Electric Co., 6.99%,
                              Ser 1995                                        3,485,000
47,029                      Boston Edison Co., 4.25%                          3,350,816
215,000                     Coastal Finance I, 8.375%                         3,719,500
156,400                     El Paso Tennessee Pipeline Co., 8.25%, Ser A      4,066,400
200,000                     Energy East Capital Trust I, 8.25%                5,306,000
42,000                      Florida Power & Light Co., 6.75%, Ser U           4,284,000
100,000                     Hawaiian Electric Industries Capital
                              Trust I, 8.36%                                  2,600,000
13,000                      Idaho Power Co., 7.07%                            1,326,000
64,200                      MCN Financing II, 8.625%                          1,639,668
13,500                      Massachusetts Electric Co., 6.99%                 1,390,500
34,500                      Monongahela Power Co., 7.73%, Ser L               2,484,000
60,000                      PSEG Funding Trust II, 8.75%                      1,560,000
37,000                      PSI Energy, Inc., 6.875%                          3,811,000
26,800                      Public Service Electric & Gas Co., 6.92%          2,653,200
254,000                     Puget Sound Energy, Inc., 7.45%, Ser II           6,604,000
210,000                     Sierra Pacific Power Co., 7.80%, Ser 1
                              (Class A)                                       3,885,000
55,000                      South Carolina Electric & Gas Co., 6.52%          5,555,000
185,000                     Southern Union Financing I, 9.48%                 4,680,500
195,035                     TDS Capital Trust I, 8.50%                        4,895,379
141,400                     TDS Capital Trust II, 8.04%                       3,518,032
39,800                      TECO Capital Trust I, 8.50%                         967,140
109,121                     TXU US Holdings Co., $1.805, Depositary
                              Shares, Ser B                                   2,706,201
41,600                      TXU US Holdings Co., $1.875, Depositary
                              Shares, Ser A                                   1,043,744
36,000                      TXU US Holdings Co., $ 7.98                       3,613,500
10,000                      Virginia Electric & Power Co., $7.05              1,020,000

----------------------------------------------------------------------------------------
COMMON STOCKS 41.98%                                                         $50,511,859
----------------------------------------------------------------------------------------
(Cost $65,875,945)
Telecommunications 0.02%                                                          19,494
216,600                     Touch America Holdings, Inc.*                         19,494
Utilities 41.96%                                                              50,492,365
150,380                     Alliant Energy Corp.                               2,416,607
180,000                     Aquila, Inc.                                         374,400
140,300                     CH Energy Group, Inc.                              5,850,510
101,000                     DTE Energy Co.                                     3,903,650
64,300                      Dominion Resources, Inc.                           3,560,291
40,000                      Duke Energy Corp.                                    581,600
247,000                     Energy East Corp.                                  4,396,600
126,000                     KeySpan Corp.                                      4,063,500
44,000                      NiSource, Inc.                                       800,800
215,000                     Northeast Utilities                                2,992,800
175,000                     NSTAR                                              7,003,500
42,500                      Peoples Energy Corp.                               1,520,225

                                                           See notes to
                                                           financial statements.



SHARES                     ISSUER                                  VALUE
Utilities (continued)
52,500                     Progress Energy, Inc.              $2,055,375
69,000                     Progress Energy, Inc.
                             (Contingent Value Obligation)        10,350
216,900                    Puget Energy, Inc.                  4,622,139
246,600                    Sierra Pacific Resources*             784,188
173,000                    TECO Energy, Inc.                   1,838,990
40,400                     WPS Resources Corp.                 1,616,000
164,000                    Xcel Energy, Inc.                   2,100,840

                                           INTEREST    PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE         RATE        (000s OMITTED)           VALUE
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 5.96%                                               $7,171,000
--------------------------------------------------------------------------------------
(Cost $7,171,000)

Oil & Gas 5.96%
Chevron USA, Inc., Discount Commercial
  Paper, 04-01-03                           1.14%      $7,171               7,171,000

--------------------------------------------------------------------------------------
TOTAL INVESTMENTS 156.64%                                                $188,478,046
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET
  (56.64%)                                                               ($68,151,505)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.00%                                                 $120,326,541
--------------------------------------------------------------------------------------

      *Non-income-producing security.

      (R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $2,905,000, or 2.41% of net assets, as of March 31, 2003.

      Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

      The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

                                                            FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $212,539,358)                            $188,478,046
Cash                                                                       9,901
Dividends receivable                                                     600,122
Other assets                                                              44,461
Total assets                                                         189,132,530

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable to affiliates                                                    187,385
Other payables and accrued expenses                                       64,258
Total liabilities                                                        251,643
Dutch Auction Rate Transferrable Securities
    preferred shares
   Series A (DARTS), at value, unlimited number
   of shares of beneficial interest authorized
   with no par value, 685 shares issued,
   liquidation preference of $100,000 per share                       68,554,346
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Common shares capital paid-in                                        141,550,578
Accumulated net realized loss on investments                            (507,469)
Net unrealized depreciation of investments                           (24,061,312)
Accumulated net investment income                                      3,344,744
Net assets applicable to common shares                              $120,326,541

--------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE
--------------------------------------------------------------------------------
Based on 15,081,484 shares of beneficial interest
     outstanding -- unlimited number of shares
     authorized with no par value                                         $ 7.98

--------------------------------------------------------------------------------
ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

March 31, 2003
(unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

                                                           See notes to
                                                           financial statements.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
For the period ended
March 31, 2003
(unaudited)(1)

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

----------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------
Dividends                                      $6,663,884
Interest                                           32,492
Total investment income                         6,696,376
----------------------------------------------------------
EXPENSES
----------------------------------------------------------
Investment management fee                         807,329
Federal excise tax                                135,621
Administration fee                                 94,502
DARTS auction fee                                  90,034
Auditing fee                                       26,973
Printing                                           23,822
Transfer agent fee                                 20,617
Custodian fee                                      19,948
Registration and filing fee                        16,872
Miscellaneous                                       9,756
Trustees' fee                                       6,296
Legal fee                                           1,132

Total expenses                                  1,252,902

Net investment income                           5,443,474

----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------
Net realized gain on investments                   82,969
Change in net unrealized appreciation
     (depreciation) of investments             (5,007,210)

Net realized and unrealized loss               (4,924,241)
Distributions to DARTS                           (518,753)

Increase in net assets from operations               $480

(1)   Semiannual period from 10-1-02 through 3-31-03.

See notes to
financial statements.

                                                            FINANCIAL STATEMENTS

                                              YEAR                      PERIOD
                                              ENDED                      ENDED
                                              9-30-02                  3-31-03(1)
---------------------------------------------------------------------------------
INCREASE IN NET ASSETS
---------------------------------------------------------------------------------
From operations
Net investment income                         $  11,737,244        $   5,443,474
Net realized gain (loss)                           (331,608)              82,969
     appreciation (depreciation)                (22,050,939)          (5,007,210)
Distributions to DARTS                           (1,262,310)            (518,753)

Increase (decrease) in net assets
     resulting from operations                  (11,907,613)                 480

Distributions to common shareholders
From net investment income                       (9,713,863)          (4,877,888)
From Fund share transactions                        350,897              533,602

---------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHARES
---------------------------------------------------------------------------------
Beginning of period                             145,940,926          124,670,347
End of period(2)                              $ 124,670,347        $ 120,326,541

(1)   Semiannual period from 10-1-02 through 3-31-03. Unaudited.
(2) Includes accumulated net investment income of $3,297,911 and $3,344,744, respectively.

--------------------------------------------------------------------------------
CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and any increase due to the sales of common shares.

                                                           See notes to
                                                           financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                               9-30-98      9-30-99       9-30-00       9-30-01      9-30-02      3-31-03(1)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $   9.88      $  10.85      $   9.91      $  10.13     $   9.74      $   8.30
Net investment income(2)                     0.87          0.83          0.85          0.83         0.78          0.36
Net realized and unrealized
  gain (loss) on investments                 0.99         (0.90)         0.23         (0.39)       (1.49)        (0.33)
Distribution to DARTS                       (0.19)        (0.18)        (0.21)        (0.18)       (0.08)        (0.03)
Total from investment operations             1.67         (0.25)         0.87          0.26        (0.79)         --
Less distributions to
  common shareholders
From net investment income                  (0.70)        (0.66)        (0.64)        (0.65)       (0.65)        (0.32)
In excess of net investment income           --(3)        (0.03)        (0.01)         --           --            --
                                            (0.70)        (0.69)        (0.65)        (0.65)       (0.65)        (0.32)
Net asset value, end of period           $  10.85      $   9.91      $  10.13      $   9.74     $   8.30      $   7.98
Per share market value,
  end of period                          $  10.19      $   8.81      $   8.25      $   8.75     $   9.15      $   8.99
Total return at market value(4)(%)          16.57         (7.01)         1.19         13.79        12.03          2.12(5)
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets applicable to common
shares, end of period (in millions)      $    163      $    148      $    152      $    146     $    125      $    120
Ratio of expenses to average net
assets(6)(%)                                 1.65          1.66          1.75          1.72         1.79          2.08(7)
Ratio of net investment income to
average net assets(8)(%)                     8.26          7.92          8.94          8.35         8.42          9.02(7)
Portfolio turnover(%)                          32            18            19            23           11             3
-------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
-------------------------------------------------------------------------------------------------------------------------
Total value of DARTS outstanding
(in millions)                            $     68      $     68      $     68      $     68     $     68      $     69
Involuntary liquidation preference
per unit (in thousands)                  $    100      $    100      $    100      $    100     $    100      $    100
Approximate market value per unit
  (in thousands)                         $    100      $    100      $    100      $    100     $    100      $    100
Asset coverage per unit(9)               $330,525      $323,124      $315,176      $318,208     $280,462      $274,530

(1)   Semiannual period from 10-1-02 through 3-31-03. Unaudited.
(2)   Based on the average of the shares outstanding.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.15%, 1.15%, 1.18%, 1.18%, 1.20% and 1.33%, respectively.
(7)   Annualized.
(8) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 5.75%, 5.52%, 6.03%, 5.72%, 5.65% and 5.76%, respectively.
(9) Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.

See notes to
financial statements.

NOTE A

Accounting policies

John Hancock Patriot Premium Dividend Fund I (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $188,602 of a capital loss carry-forward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The entire amount of loss carryforward expires September 30, 2010.

--------------------------------------------------------------------------------
NOTES TO STATEMENTS
--------------------------------------------------------------------------------
Unaudited

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.50% of the Fund's average weekly net assets and the value attributable to the DARTS, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets and the value attributable to the DARTS. For the period ended March 31, 2003, the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of approximately 0.10% of the Fund's average weekly net assets plus the value attributable to the DARTS.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

Common shares

This listing illustrates the Fund's common shares, dividend reinvestments, reclassification of the Fund's capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                                        YEAR ENDED 9-30-02             PERIOD ENDED 3-31-03(1)
                                   SHARES           AMOUNT           SHARES           AMOUNT
Beginning of period            14,979,601     $140,765,350       15,017,782     $141,016,976
Dividends reinvested               38,181          350,897           63,702          533,602
Reclassification of
   capital accounts                  --            (99,271)            --               --
End of period                  15,017,782     $141,016,976       15,081,484     $141,550,578

(1)   Semiannual period from 10-01-02 through 3-31-03. Unaudited.

Dutch Auction Rate Transferable Securities preferred shares Series A

The Fund issued 685 shares of Dutch Auction Rate Transferable Securities preferred shares Series A ("DARTS") in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and has been reset every 49 days thereafter by an auction. Dividend rates on DARTS ranged from 1.19% to 1.86% during the period ended March 31, 2003. Accrued dividends on DARTS are included in the value of DARTS on the Fund's statement of assets and liabilities.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS, as defined in the Fund's by-laws. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shareholders have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shareholders.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended March 31, 2003, aggregated $5,306,081 and $5,721,594, respectively.

The cost of investments owned on March 31, 2003, including short-term investments, for federal income tax purposes was $212,562,743. Gross unrealized appreciation and depreciation of investments aggregated $9,106,662 and $33,191,359, respectively, resulting in net unrealized depreciation of $24,084,697. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high current income, consistent with modest growth of capital, for holders of its common shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common stocks.

The Fund's nonfundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend-paying common stocks whose issuers have senior debt rated "A" or higher.

On November 20, 2001, the Fund's Trustees approved the following investment policy investment restriction change, which became effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets including the liquidation preference amount of the DARTS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

DIVIDEND REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan agent for the common shareholders (the "Plan Agent"), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING (unaudited)
On March 20, 2003, the Annual Meeting of the Fund was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                 WITHHELD
                           FOR                   AUTHORITY
--------------------------------------------------------------------------------
Maureen R. Ford            13,569,200            225,399
Charles L. Ladner          13,481,391            313,208
John A. Moore              13,482,516            312,083

The preferred shareholders elected Ronald R. Dion to serve until his respective successor is duly elected and qualified, with the votes tabulated as follows:
495 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal period ending September 30, 2003, with the votes tabulated as follows: 13,545,344 FOR, 152,157 AGAINST and 97,097 ABSTAINING.


TRUSTEES                               INVESTMENT ADVISER
James F. Carlin                        John Hancock Advisers, LLC
William H. Cunningham                  101 Huntington Avenue
John M. DeCiccio                       Boston, Massachusetts 02199-7603
Ronald R. Dion
Maureen R. Ford                        CUSTODIAN
Charles L. Ladner*                     The Bank of New York
Patti McGill Peterson*                 One Wall Street
Dr. John A. Moore*                     New York, New York 10286
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,              TRANSFER AGENT FOR
   USMC (Ret.)                         COMMON SHAREHOLDERS
John P. Toolan*                        Mellon Investor Services
*Members of the Audit Committee        85 Challenger Road
                                       Overpeck Centre
OFFICERS                               Ridgefield Park, New Jersey 07660         FOR YOUR INFORMATION
Maureen R. Ford
Chairman, President
and Chief Executive Officer            TRANSFER AGENT
                                       FOR DARTS
William L. Braman                      Deutsche Bank Trust
Executive Vice President               Company Americas
and Chief Investment Officer           280 Park Avenue
                                       New York, New York 10017
Richard A. Brown
Senior Vice President
and Chief Financial Officer            LEGAL COUNSEL
                                       Hale and Dorr LLP
Susan S. Newton                        60 State Street
Senior Vice President                  Boston, Massachusetts 02109-1803
and Secretary

William H. King                        STOCK SYMBOL
Vice President and Treasurer           Listed New York Stock Exchange:
                                       PDF
Thomas H. Connors
Vice President and
Compliance Officer                     For shareholder assistance
                                       refer to page 18
                                                                                 HOW TO CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        Mellon Investor Services
                                       85 Challenger Road
                                       Overpeck Centre
                                       Ridgefield Park, New Jersey 07660

Customer service representatives       1-800-852-0218

Portfolio commentary                   1-800-344-7059

24-hour automated information          1-800-843-0090

TDD Line                               1-800-231-5469

    [LOGO](R)
------------------
JOHN HANCOCK FUNDS

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

--------------------------------------------------------------------------------
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                                    STANDARD
                                  U.S. POSTAGE
                                      PAID
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                                                                      P10SA 3/03
                                                                            5/03